SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 10, 2021

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Wells Fargo Bank, N.A., the plan administrator of the Alliance Data Systems 401(k) and Retirement Savings Plan (the “Plan”), has advised of an upcoming blackout period in which Plan participants will be temporarily unable to make any changes to their accounts such as directing or diversifying investments in individual accounts (including investments in the Company’s common stock) or requesting a loan, distribution, or withdrawal from the Plan. The blackout period is required to facilitate the transition of applicable Plan services, including trustee and record-keeper functions, to Principal Financial Group, who acquired the Wells Fargo Bank, N.A. Institutional Retirement & Trust business.

The blackout period is expected to commence on June 16, 2021, and is expected to end during the week of June 20, 2021.

As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission’s Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the Company transmitted a notice to its directors and executive officers informing them of the blackout period and certain restrictions on their trading in the Company’s equity or derivative securities during the blackout period. The form of notice is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholders or other interested persons may obtain, without charge, information regarding the blackout period, including the beginning and ending dates, by contacting Cynthia L. Hageman by mail at Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024 or by telephone at 214-494-3000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Form of Notice of Blackout Period, dated as of May 10, 2021, to directors and executive officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: May 10, 2021	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary